EXECUTION COUNTERPART


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

          AMENDMENT NO. 2 (this "Amendment") dated as of September 21, 1993 among TEXAS GENERATING COMPANY, a Texas corporation ("TGC"), TEXAS GENERATING COMPANY II, a Texas corporation ("TGC II"), TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation ("TNP"), the financial institutions listed on the signature pages hereto under the caption "Unit 1 Banks" (the "Unit 1 Banks") and the financial institutions listed on the signature pages hereto under the caption "Unit 2 Banks" (the "Unit 2 Banks") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), in its several capacities as agent for the Unit 1 Banks (in such capacity, together with its successors in such capacity, the "Unit 1 Credit Agent"), as agent for the Unit 2 Banks (in such capacity, together with its successors in such capacity, the "Unit 2 Credit Agent") and as collateral agent for the Unit 1 Banks and the Unit 2 Banks (the "Collateral Agent").

                                 Recitals

          A. Certain of the parties hereto are parties to the Intercreditor and Nondisturbance Agreement dated as of October 1, 1988 (as amended by Amendment No. 1 referred to below, the "Intercreditor Agreement") recorded in Volume 521 at Page 458 of the Public Records of Robertson County, Texas, as amended by Amendment No. 1 to the Intercreditor and Nondistribution Agreement dated as of January 8, 1992 ("Amendment No. 1") recorded in Volume 573 at Page 423 of the Public Records of Robertson County, Texas.

          B. Unless otherwise defined herein, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement.

          C.   TNP, TGC, the Unit 1 Banks and the Unit 1 Credit
Agent have entered into Amendment No. 1 dated as of September 21, 1993 (the "Unit 1 First Amendment") to the Unit 1 Credit
Agreement (as amended by the Unit 1 First Amendment, the "Unit 1
Credit Agreement").

          D.   TNP, TGC II, the Unit 2 Banks and the Unit 2
Credit Agent have entered into Amendment No. 1 dated as of September 21, 1993 (the "Unit 2 First Amendment") to the Unit 2

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 1>

 Credit Agreement (as amended by the Unit 2 First Amendment, the
"Unit 2 Credit Agreement" and, together with the Unit 1 Credit
Agreement, the "Credit Agreements" or, individually, a "Credit
Agreement").

          E. On January 27, 1992, TNP purchased certain loans under the Credit Agreements as then in effect, from the Project Creditors. Upon such purchase, the loans so purchased under each Credit Agreement as then in effect automatically were converted into the Replacement Loans (as defined in each Credit Agreement as then in effect) evidenced by the Replacement Notes (such Replacement Notes as defined in and issued under each Credit Agreement as then in effect; as used herein such Replacement Loans and Replacement Notes are referred to as the "First Replacement Loans" and the "First Replacement Notes", respectively). TNP pledged the First Replacement Notes to IBJ Schroder Bank & Trust Company, as trustee (in such capacity, together with its successors in such capacity, the "First Debenture Trustee") under the Indenture and Security Agreement dated as of January 15, 1992 between the First Debenture Trustee and TNP. In connection with such pledge, the First Debenture Trustee signed the Instrument of Adoption attached as Exhibit G to each of the Credit Agreements as then in effect agreeing, among things, to be bound by the provisions of the Intercreditor Agreement.

          F. Under the Unit 1 Credit Agreement, TNP will purchase certain loans from the Unit 1 Banks. Upon such purchase, the loans so purchased under the Unit 1 Credit
Agreement automatically will be converted into a Second
Replacement Loan evidenced by a Second Replacement Note (such
Second Replacement Note as defined in and issued under the Unit 1
Credit Agreement, the "Second Replacement Note").

          G. TNP will pledge the Second Replacement Note to IBJ Schroder Bank & Trust Company, as trustee (in such capacity, together with its successors in such capacity, the "Second Debenture Trustee") under the Indenture and Security Agreement dated as of September 15, 1993 (the "Second Secured Debenture Indenture") between the Second Debenture Trustee and TNP. In connection with such pledge, the Second Debenture Trustee will sign an Instrument of Adoption, substantially in the form of Exhibit G to the Unit 1 Credit Agreement agreeing, among other things, to be bound by the provisions of the Intercreditor Agreement.

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 2>



          H. Under the Unit 1 Credit Agreement TNP may purchase additional loans. Upon such purchase, the loans so purchased will be automatically converted into Subsequent Replacement Loans (as defined in the Unit 1 Credit Agreement) evidenced by Subsequent Replacement Notes (as defined in and as contemplated by the Unit 1 Credit Agreement; as used herein such Subsequent Replacement Notes are referred to as the "Unit 1 Subsequent Replacement Notes").

          I. Under the Unit 2 Credit Agreement TNP may purchase additional loans. Upon such purchase, the loans so purchased will be automatically converted into Subsequent Replacement Loans (as defined in the Unit 2 Credit Agreement) evidenced by Subsequent Replacement Notes (as defined in and as contemplated by the Unit 2 Credit Agreement; as used herein such Subsequent Replacement Notes are referred to as the "Unit 2 Subsequent Replacement Notes" (the First Replacement Notes, the Second Replacement Note, the Unit 1 Subsequent Replacement Notes and the Unit 2 Subsequent Replacement Notes are referred to herein as the "Replacement Notes" and each is referred to herein as a "Replacement Note")).

          J. TNP may pledge Unit 1 Subsequent Replacement Notes or Unit 2 Subsequent Replacement Notes to a Subsequent Debenture Trustee (as defined in each Credit Agreement; as referred to herein, a "Subsequent Debenture Trustee"). In connection with, and as a condition of, such pledge, the Subsequent Debenture Trustee will sign an Instrument of Adoption, substantially in the form of Exhibit G to the Unit 1 Credit Agreement or the Unit 2 Credit Agreement, as applicable.

          K.   The parties hereto desire to amend the
Intercreditor Agreement, among other things, in respect of certain rights and obligations of the Second Debenture Trustee, as the pledgee of the Second Replacement Note, thereunder and in respect of certain rights and obligations of any Subsequent Debenture Trustee (as defined in each Credit Agreement and which for purposes of the Unit 1 Credit Agreement or the Unit 2 Credit Agreement could include the Second Debenture Trustee, as the pledgee of Unit 1 Subsequent Replacement Notes or Unit 2 Subsequent Replacement Notes), as the pledgee of any Subsequent Replacement Note (as defined in each Credit Agreement), thereunder.

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 3>




          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Amendments.

          (a) The word "First" will be added before each occurrence of the phrases "Debenture Trustee" and "Replacement
Note Holder" in the definition of the "Unit 1 Banks".

          (b) The Second Debenture Trustee, as a Replacement Note Holder of the Second Replacement Note (under and as defined in the Unit 1 Credit Agreement), and any Subsequent Debenture Trustee (under and as defined in Unit 1 Credit Agreement), as a Replacement Note Holder of a Subsequent Replacement Note (under and as defined in the Unit 1 Credit Agreement and which for purposes of the Unit 1 Credit Agreement could include the Second Debenture Trustee, as pledgee of the Unit 1 Subsequent Replacement Notes) shall be included in the definition of the "Unit 1 Banks". Any Subsequent Debenture Trustee (under and as defined in the Unit 2 Credit Agreement), as a Replacement Note Holder of a Subsequent Replacement Note (under and as defined in the Unit 2 Credit Agreement and which for purposes of the Unit 2 Credit Agreement could include the Second Debenture Trustee, as pledgee of the Unit 2 Subsequent Replacement Notes) shall be included in the definition of "Unit 2 Banks".

          (c) Section 1(a) of the Intercreditor Agreement is amended by deleting in its entirety the last sentence thereof and inserting in lieu thereof the following:

          "This Section 1(a) shall not, however, in any way limit the right of a Debenture Trustee (as defined in either Credit Agreement) who is an 'indenture trustee' as defined in Section 303 of the Trust Indenture Act of 1939, as amended (a "Qualified Trustee") and, following the transfer of a Replacement Note upon the exercise of remedies by such Qualified Trustee, any transferee of such Replacement Note, to file or join in the filing of any petition or commence any proceeding or case seeking reorganization, bankruptcy, receivership, trusteeship, liquidation or insolvency of TNP in respect of any obligation of TNP other than its failure to pay amounts owing or perform other obligations under the Credit Agreements, the Replacement Notes (as defined in either Credit

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 4>

 Agreement) or any Project Document (as defined in either Credit
Agreement).".

          (d) Section 2(b) of the Intercreditor Agreement is amended by deleting in its entirety the last sentence thereof and inserting in lieu thereof the following:

          "Notwithstanding anything to the contrary contained herein, in the event that a Qualified Trustee shall at any time become the Collateral Agent hereunder, its duties and obligations in its capacity as Collateral Agent (except its obligation to consent to the partial release granted by the Unit 1 Credit Agreement or the Unit 2 Credit Agent in accordance with the Facility Purchase Agreements (as defined in each Credit Agreement)) shall be subject to qualifications, conditions and limitations to the same effect as those set forth in Article Six and Sections 904 and 1106 of the First Secured Debenture Indenture with respect to the duties and obligations of the First Debenture Trustee, and any of such Qualified Trustees shall be under no obligation to take any action as Collateral Agent except under circumstances in which it would be required to take action in its capacity as a Qualified Trustee.".

          (e) Section 2(g) of the Intercreditor Agreement is amended by inserting at the end of the second sentence the following:

          "; provided, that, in the event that the Collateral Agent shall receive from any transferee or assignee of any such promissory note a certified copy of the instrument of transfer, (in the case of a Replacement
          Note) evidence of the registry of such Replacement Note in the Register (as defined in each Credit Agreement) and such other evidence of effective transfer of such promissory note in accordance with the terms and conditions of the Credit Agreements as the Collateral Agent shall reasonably request, then such assignee or transferee shall be treated as the owner of such promissory note for all purposes hereunder.".

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 5>



          (f) Section 2(h) of the Intercreditor Agreement is amended by deleting such Section in its entirety and inserting in lieu thereof the following:

          "(h) Rights as Project Creditor. With respect to its Commitments and Loans (as defined in either Credit Agreement) the Collateral Agent shall have the same rights and powers hereunder as any other Project Creditor and may exercise the same as though it were not the Collateral Agent, the Unit 1 Credit Agent, the Unit 2 Credit Agent or Agent under any of the other Collateral Documents, and the terms "Unit 1 Banks," "Unit 2 Banks" and "Project Creditors" shall, unless the context otherwise indicates, include the Collateral Agent in its capacity in which it holds its Commitments and Loans (as so defined), so long as the Collateral Agent holds Commitments or Loans (as so defined).".

          (g) Section 3(b) of the Intercreditor Agreement is amended by (i) inserting the phrase "(as defined in either Credit Agreement)" after the word "Loans" and (ii) deleting the proviso in the second sentence thereof and inserting in lieu thereof the following:

          "provided, that, (i) so long as a Qualified Trustee shall be a Replacement Note Holder (as defined in either Credit Agreement), whether as pledgee of a Replacement Note or as the legal and beneficial owner thereof following a foreclosure or other exercise of remedies by such Qualified Trustee with respect thereto, the obligations of such Qualified Trustee as a Project Creditor under this Section 3(b) shall be limited to, and solely payable out of, amounts paid by TNP, TGC and/or TGC II to such Qualified Trustee under the Credit Agreements or any other Project Document (as defined in either Credit Agreement) that such Qualified Trustee shall not have theretofore applied pursuant to the applicable Secured Debenture Indenture (as defined in the Credit Agreements) for any purpose other than the payment of amounts owing under this Section 3(b) and (ii) in the case of any Replacement Note Holder (other than a Qualified Trustee in its capacity as trustee) acquiring a Replacement Note upon a foreclosure or exercise of remedies by a Qualified Trustee with respect thereto, the obligations of such

                     AMENDMENT NO. 2 TO INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 6>

 Replacement Note Holder under this Section 3(b) shall be limited to obligations arising from and after the date on which it shall have acquired such Replacement Note.".

          (h) Section 4(a)(i) of the Intercreditor Agreement is amended by inserting the word "First" before the term "Debenture
Trustee" each time it appears.

          2.   Title Insurance.  Section 5 of the Intercreditor
Agreement is amended by adding a new Section 5(m) to read as follows:

               "The Banks (under and as defined in each Credit Agreement) waive any rights they may have under any Project Document (as defined in either Credit Agreement) to receive any title insurance proceeds from any title insurance policy then in effect for the benefit of any Replacement Note Holder (as defined in either Credit Agreement) and each Replacement Note Holder waives any rights it may have under any Project Document (as defined in either Credit Agreement) to receive any title insurance proceeds from any title insurance policy then in effect for the benefit of the Banks (as so defined).".

          3. Pledge of Replacement Notes. Each of the undersigned consents to the pledge of the Second Replacement Note by TNP to the Second Debenture Trustee and acknowledges that, upon such pledge, such Second Debenture Trustee shall be entitled to all of the rights and benefits of a Project Creditor under the Intercreditor Agreement. Each of the undersigned consents to the pledge of each Replacement Note (as defined in each Credit Agreement) by TNP to a Subsequent Debenture Trustee (as defined in each Credit Agreement) and acknowledges that upon such pledge, such Subsequent Debenture Trustee shall be entitled to all of the rights and benefits of a Project Creditor under the Intercreditor Agreement, as amended.

          4. Transaction Consent. Each of the undersigned consents to the execution, delivery and performance by the Unit 1 Agent, the Unit 2 Agent and the Collateral Agent of this Agreement, the Unit 1 First Amendment, the Unit 2 First Amendment, the Facility Purchase Agreement Amendment No. 1 (as defined in the Unit 2 Credit Agreement), the TNP Second Lien

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 7>

 Mortgage Modification No. 2 (as defined in each Credit Agreement), the First Amendment TGC Mortgage Modifications (as defined in the Unit 1 Credit Agreement), the First Amendment
TGC II Mortgage Modifications (as defined in the Unit 2 Credit Agreement) and each other Project Document to which such Person is or is intended to be a party; provided, that, each of the undersigned accepts for all purposes under this Intercreditor Amendment and the Project Documents (as defined in each Credit Agreement), the First Debenture Trustee Consent (as defined in each Credit Agreement) as evidence of the approval of the First Debenture Trustee of the First Amendment (as defined in each Credit Agreement) and, without limiting the foregoing acceptance, agrees that a consent to substantially the same effect, mutatis mutandis, as the First Debenture Trustee Consent (as so defined) or a consent of a Qualified Trustee to substantially the same effect, mutatis mutandis, as the First Debenture Trustee Consent (as so defined) with respect to any amendment, modification or supplement to either Credit Agreement shall be effective for all purposes under this Intercreditor Agreement and the Project Documents (as so defined) to evidence the approval of the First Debenture Trustee or any other Qualified Trustee of such amendment, modification or supplement.

          5. Headings. The headings of the various sections of this Amendment for convenience of reference only, do not constitute a part hereof and shall not be interpreted or construed to affect the meanings or construction of any provisions hereof.

          6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

          7. Effectiveness. This Amendment shall become effective upon the Section 3 Effective Date (as defined in the Unit 1 Credit Agreement) if signed by each of the parties hereto on or before such date. Except as expressly amended hereby, the Intercreditor Agreement shall continue in full force and effect in accordance with the terms thereof.

          8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW
YORK.

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 8>


          IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

                              TEXAS GENERATING COMPANY


                              By: \s\ D. R. Barnard
                                 Title:
                                   President

                              TEXAS GENERATING COMPANY II


                              By: \s\ D. R. Barnard
                                 Title:
                                   President

                              TEXAS-NEW MEXICO POWER COMPANY


                              By: \s\ D. R. Barnard
                                 Title:
                                   D. R. Barnard
                                   Vice President
                                   and Chief Financial Officer

                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION), in its
                                several capacities as
                                Collateral Agent, the Unit 1
                                Credit Agent and the Unit 2
                                Credit Agent


                              By: \s\ Bettylou J. Robert
                                 Title:
                                   Vice President

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 9>


STATE OF  New York  )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared  \s\ D. R. Barnard             ,
President       of TEXAS GENERATING COMPANY, a Texas corporation,
known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September       , 1993.



                              \s\ Aisha Piracha
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires: 11/16/94

                         Aisha Piracha
                         Notary Public, State of New York
                         No. 5004499
                         Qualified in New York county
                         Certificated Filed in New York City
                         Commission Expires November 16, 1994


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 10>

STATE OF  New York  )
                    )
COUNTY OF  New York )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared  D. R. Barnard                 ,
  President        of TEXAS GENERATING COMPANY II, a Texas
corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
 September      , 1993.



                                \s\ Aisha Piracha
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:11/16/94

                         Aisha Piracha
                         Notary Public, State of New York
                         No. 5004499
                         Qualified in New York county
                         Certificated Filed in New York City
                         Commission Expires November 16, 1994



                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 11>

STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared D. R. Barnard                  ,
Sector Vice President of TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September       , 1993.



                               \s\ Aisha Piracha
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:11/16/94

                         Aisha Piracha
                         Notary Public, State of New York
                         No. 5004499
                         Qualified in New York county
                         Certificated Filed in New York City
                         Commission Expires November 16, 1994


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 12>

STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared Bettylou J. Robert             ,
Vice President    of THE CHASE MANHATTAN BANK (NATIONAL
ASSOCIATION), a national banking association, as Collateral Agent, as Unit 1 Credit Agent and as Unit 2 Credit Agent, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                               \s\ Patricia E. Martin
                              Notary Public, State of _________

(NOTARIAL SEAL)

                              My Commission Expires:___________
                              Patricia E. Martin
                              Notary Public, State of New York
                              No. 52-01MA4995914
                              Qualified in Suffolk County
                              Commission Expires May 5, 1994



                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 13>


                              UNIT 1 BANKS:


                              THE CHASE MANHATTAN BANK (NATIONAL
                                ASSOCIATION)



                              By:\s\ Bettylou J. Robert
                                 Title: BETTYLOU J. ROBERT
                                        VICE PRESIDENT


STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared  Bettylou J. Robert            ,
Vice President    of THE CHASE MANHATTAN BANK (NATIONAL
ASSOCIATION), a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                               \s\ Patricia E. Martin
                              Notary Public, State of _________

(NOTARIAL SEAL)

                              My Commission Expires:___________
                              Patricia E. Martin
                              Notary Public, State of New York
                              No. 52-01MA4995914
                              Qualified in Suffolk County
                              Commission Expires May 5, 1994

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 14>


                              ABN AMRO BANK N.V., HOUSTON AGENCY


                              By: \s\ Michael A. Tribolet

                                 Title:  Vice President



                              By:__________________________
                                 Title:




STATE OF  Texas     )
                    )
COUNTY OF Harris    )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared Michael A. Tribolet            ,
V. P.            of ABN AMRO BANK N.V., HOUSTON AGENCY, a
______________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                               \s\ Deborah B. Hall
                              Notary Public, State of  Texas

(NOTARIAL SEAL)
Deborah B. Hall
My Commission Expires
January 26, 1996
                              My Commission Expires:___________


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 15>


                              ABN AMRO BANK N.V., HOUSTON AGENCY


                              By: \s\ C. Lipshutz
                                 Title: Vice President



                              By:__________________________
                                 Title:




STATE OF Texas      )
                    )
COUNTY OF Harris    )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared Cheryl Lipshutz                ,
Vice President   of ABN AMRO BANK N.V., HOUSTON AGENCY, a
______________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                               \s\ Deborah B. Hall
                              Notary Public, State of Texas

(NOTARIAL SEAL)

                              My Commission Expires: 1/26/96

Deborah B. Hall
My Commission Expires
January 26, 1996

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 16>

                              BANK OF AMERICA NT & SA



                              By: \s\ Mark F. Milner
                                 Title: Vice President




STATE OF California  )
                     )
COUNTY OF Los Angeles)


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared Mark F. Milner                 ,
Vice President    of BANK OF AMERICA NT & SA, a national baking
association known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                              \s\ David Miller
                              Notary Public, State of California

(NOTARIAL SEAL)

                              My Commission Expires:Sept. 2, 1995
Davis H. Miller
Notory Public California
Los Angeles County
My Comm Expires Sept. 2, 1995


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 17>




                              THE BANK OF NEW YORK



                              By:\s\ Michael F. Donohue, Jr.
                                 Title: Senior Vice President




STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared  Michael F. Donohue, Jr.       ,
Sr. V.P.________ of THE BANK OF NEW YORK, a New York corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September       , 1993.



                              \s\ Diane M. Castoria
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:6/10/96
Diane M. Castoria
Notory Public, State of New York
No. 41-4982708
Qualified in Queens County
Commission Expires June 10, 1996


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 18>



                              THE BANK OF NOVA SCOTIA



                              By:\s\ A. S. Norsworthy______
                                 Title : Assistant Agent



STATE OF Georgia____)
                    )
COUNTY OF Fulton____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared A. S. Norsworthy_______________, Assistant Agent__ of THE BANK OF NOVA SCOTIA, a Canadian______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 30th day of
September, 1993.



                              \s\ S. Miolla ___________________
                              Notary Public, State of Georgia

(NOTARIAL SEAL)

                              My Commission Expires:Feb. 15, 1994

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 19>



                              CREDIT SUISSE



                              By:\s\ Cirincione____________
                                 Title: Guy R. Cirincione
                                  Member of Senior Management

                              By:\s\ A. Leon_______________
                                 Title: A. Leon, Associate



STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mr. Guy Cirincione and ________,
Mr. Andrew Leon   of CREDIT SUISSE, a  banking       corporation,
known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September   ____, 1993.



                              \s\ Donna A. Singer______________
                              Notary Public, State of New York_

(NOTARIAL SEAL)
                              My Commission Expires:___________
Donna A. Singer
Notary Public, State of New York
No. 4898345
Qualified in New York County
Commission Expires June 15, 1995

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 20>



                              CREDIT SUISSE



                              By:\s\ Cirincione
                                 Title: Guy R. Cirincione
                                  Member of Senior Management

                              By:\s\ PP Leon_______________
                                 Title: A. Leon, Associate




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mr. Guy Cirincione and ________, Mr. Andrew Leon__ of CREDIT SUISSE, a banking_______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Donna A Singer_______________
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:June 15, 1995

Donna A. Singer
Notary Public, State of New York
No. 4898345
Qualified in New York County
Commission Expires June 15, 1995


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 21>



                              FLEET BANK OF MASSACHUSETTS, N.A.



                              By:\s\ Christopher Sotir______
                                 Title: Assistant Vice President



STATE OF Massachusetts)
                      )
COUNTY OF ____________)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Christopher Sotir______________, Assistant Vice President of FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September , 1993.



                              \s\ Notary
                         Notary Public, State of Massachusetts

(NOTARIAL SEAL)

                              My Commission Expires:Nov. 20, 1998

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 22>


                              NATIONSBANK OF TEXAS, N.A.


                              By:\s\ Vincent Liberio________
                                 Title: SVP




STATE OF Texas______)
                    )
COUNTY OF Tarrant___)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Vincent Liberio________________, SVP______________ of NATIONSBANK OF TEXAS, N.A., a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Janet Luedtke________________
                              Notary Public, State of Texas

(NOTARIAL SEAL)

                              My Commission Expires:May 5, 1996
Janet Luedtke
Notary Public
State of Texas
My comm. Exp. 05-05-96


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 23>


                              LEHMAN COMMERCIAL PAPER INC.



                              By:\s\ Christopher R. Ryan
                                 Title:  Authorized Signatory




STATE OF New York   )
                    )
COUNTY OF New York  )


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Christopher R. Ryan __________, Authorized Signatory of LEHMAN COMMERCIAL PAPER INC., a New York__________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September ______, 1993.



                              \s\ Lisa Raggi___________________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:12-16-93___
Lisa Raggi
Notary Public, State of New York
No. 60-4989831
Qualified in Westchester County
Commission Expires 12-16-93


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 24>


                              TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION



                              By:\s\ Mary C. Arnold_________
                                 Title: Vice President




STATE OF  Texas_____)
                    )
COUNTY OF Harris____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mary C. Arnold_________________, Vice President___ of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Carole Lott__________________
                              Notary Public, State of Texas____

(NOTARIAL SEAL)

                              My Commission Expires:11/30/96___
Carole Lott
Notary Public, State of Texas
My commission Expires 11-30-96


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 25>


                              UNION BANK



                              By:\s\ Peter R. Saggau________
                                 Title: Vice President



STATE OF California_)
                    )
COUNTY OF Los Angeles)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Peter R. Saggau________________, Vice President___ of UNION BANK, a California____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Bednahrin Badal______________
                              Notary Public, State of California

(NOTARIAL SEAL)

                              My Commission Expires:May 9, 1994
Official Seal
Bednahrin Badal
Notary Public - California
Principal Office in
Los Angeles County
My Commission Expired May 9, 1994.


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 26>

                              WESTPAC BANKING CORPORATION



                              By:\s\ Joseph Rubino_______
                                 Title: VP




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Joseph Rubino__________________, Vice President___ of WESTPAC BANKING CORPORATION, a Australia_____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Patricia A. Steigerwald______
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:6/30/94____
Patricia A. Steigerwald
Notary Public, State of New York
No. 30-4714250
Qualified in Nassau County
Commission Expires June 30, 1994


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 27>

                              UNIT 1 VOTING PARTICIPANTS:


                              THE HONGKONG AND SHANGHAI
                                BANKING CORPORATION LIMITED


                              By:\s\ John A. Van Slyke______
                                 Title: Assistant Vice Pres.




STATE OF Texas______)
                    )
COUNTY OF Harris____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared John A. Van Slyke______________, Asst. Vice President of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, a Hong Kong_____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.


                              \s\ Celeta L. Carr_______________
                              Notary Public, State of Texas____

(NOTARIAL SEAL)

                              My Commission Expires:9-12-94
Celeta L. Carr
Notary Public, State of Texas
My commission Expires 9-12-94



                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 28>


                              Z-LANDERBANK BANK AUSTRIA A.G.



                              By:\s\ Kevin McGinn___________
                                 Title: SVP



                              By:\s\ Peter Scharf___________
                                 Title: AVP



STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Kevin B. McGinn________________, Senior Vice Pres. of Z-LANDERBANK BANK AUSTRIA A.G., a Austrian____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Maria F. Cicirelli___________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:4/30/95



                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 29>

                              Z-LANDERBANK BANK AUSTRIA A.G.



                              By:\s\ Kevin McGinn
                                 Title: SVP



                              By:\s\ Peter Scharf
                                 Title: AVP




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public,
on this day personally appeared Peter Scharf                   ,
Asst. Vice Pres. of Z-LANDERBANK BANK AUSTRIA A.G., a Austrian corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.


                              \s\ Maria F. Cicinelli___________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:4/30/95____


                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 30>


                              UNIT 2 BANKS:


                              THE CHASE MANHATTAN BANK (NATIONAL
                                ASSOCIATION)



                              By:\s\ Bettylou J. Robert
                                 Title:  Vice President




STATE OF New York )
                  )
COUNTY OF New York)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Bettylou J. Robert_____________, Vice President___ of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Patricia E. Martin___________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:_May 5, 1994
Patricia E. Martin
Notary Public, State of New York
No. 52-01ma4995914
Qualified in Suffolk County
Commission Expires May 5, 1994

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 31>


                              ABN AMRO BANK N.V., HOUSTON AGENCY



                              By:\s\ Michael A. Tribolet____
                                 Title: Vice President



                              By:___________________________
                                 Title:



STATE OF Texas______)
                    )
COUNTY OF Harris____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Michael A. Tribolet____________, Vice President___ of ABN AMRO BANK N.V., HOUSTON AGENCY, a ______________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.


                              \s\ Deborah B. Hall______________
                              Notary Public, State of Texas____

(NOTARIAL SEAL)

                              My Commission Expires:1/26/96____

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 32>


                              ABN AMRO BANK N.V., HOUSTON AGENCY



                              By:\s\ C. Lipshutz____________
                                 Title:V P



                              By:___________________________
                                 Title:


STATE OF Texas______)
                    )
COUNTY OF Harris____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Cheryl Lipshutz________________, V.P._____________ of ABN AMRO BANK N.V., HOUSTON AGENCY, a ______________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Deborah B. Hall______________
                              Notary Public, State of Texas____

(NOTARIAL SEAL)

                              My Commission Expires:_1/26/96___

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 33>


                              BANK OF AMERICA NT & SA



                              By:\s\ Mark F. Milner________
                                 Title: Vice President



STATE OF California_)
                    )
COUNTY OF Los Angeles)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mark F. Milner_________________, a Vice President_ of BANK OF AMERICA NT & SA, a ______________ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ David H. Miller______________
                              Notary Public, State of California

(NOTARIAL SEAL)

                              My Commission Expires:Sept. 2, 1995

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 34>


                              THE BANK OF NEW YORK



                              By:\s\ Michael F. Donohue, Jr.
                                 Title: Senior Vice President




STATE OF New York___)
                    )
COUNTY OF Queens____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Michael F. Donohue, Jr.________, Sr. VP___________ of THE BANK OF NEW YORK, a New York______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Diane M. Castoria____________
                              Notary Public, State of N.Y._____

(NOTARIAL SEAL)

                              My Commission Expires:6/10/96____

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 35>


                              THE BANK OF NOVA SCOTIA



                              By:\s\ A.S. Norsworthy_______
                                 Title: Assistant Agent




STATE OF Georgia____)
                    )
COUNTY OF Fulton____)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared A. S. Norsworthy_______________, Assistant Agent__ of THE BANK OF NOVA SCOTIA, a Canadian______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ S. Miolla____________________
                              Notary Public, State of Georgia__

(NOTARIAL SEAL)

                              My Commission Expires: 02-15-94

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 36>


                              CREDIT SUISSE



                              By:\s\ Cirincione_________
                                 Title: Guy R. Cirincione
                                  Member of Senior Management


                              By:\s\ PP Leon_______________
                                 Title: A. Leon, Associate



STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mr. Guy Cirincione and_________, Mr. Andrew Leon__ of CREDIT SUISSE, a banking_______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Donna A. Singer______________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:June 15, 95

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 37>


                              CREDIT SUISSE



                              By:\s\ Cirincione____________
                                 Title: Guy R. Cirincione
                                  Member of Senior Management


                              By:\s\ PP Leon_______________
                                 Title: A. Leon, Associate




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mr. Guy Cirincione and_________, Mr. Andrew Leon__ of CREDIT SUISSE, a banking_______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Donna A. Singer______________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:06/15/95___

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 38>


                              FLEET BANK OF MASSACHUSETTS, N.A.



                              By:\s\ Christopher Sotir____
                                 Title: Assistant Vice President



STATE OF Massachussetts)
                    )
COUNTY OF Saffolk___)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Christopher Sotir______________, Asst. Vice Pres__ of FLEET BANK OF MASSACHUSETTS, N.A., a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September ______, 1993.



                         \s\ Notary_______________________
                         Notary Public, State of Masschusetts

(NOTARIAL SEAL)

                              My Commission Expires:Nov 20, 1998

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 39>


                              NATIONSBANK OF TEXAS, N.A.



                              By:\s\ Vincent Liberio______
                                 Title: SVP




STATE OF Texas______)
                    )
COUNTY OF Tarrant___)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Vincent Liberio________________, SVP______________ of NATIONSBANK OF TEXAS, N.A., a national banking association, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Janet Luedtke________________
                              Notary Public, State of Texas____

(NOTARIAL SEAL)

                              My Commission Expires:05-05-96

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 40>


                              PROSPECT STREET SENIOR PORTFOLIO,
                                L.P.

                                By: PROSPECT STREET SENIOR LOAN
                                      CORP., as general partner


                                    By:\s\ Dana E. Erikson______
                                Title: Assistant Vice President



STATE OF Massachusetts)
                    )
COUNTY OF Suffolk___)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Mr. Dana E. Erikson____________, Assistant VP_____ of PROSPECT STREET SENIOR LOAN CORP., a MA______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Laura A. Hawes_______________
                         Notary Public, State of Massachusetts

(NOTARIAL SEAL)

                              My Commission Expires:_07/03/98__

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 41>


                              UNION BANK



                              By:\s\ P. Saggau____________
                                 Title: Peter R. Saggau
                                  Vice President


STATE OF California_)
                    )
COUNTY OF Los Angeles)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Peter R. Saggau________________, Vice President___ of UNION BANK, a California____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Bednahrin Badal______________
                              Notary Public, State of California

(NOTARIAL SEAL)

                              My Commission Expires:May 9, 1994

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 42>


                              WESTPAC BANKING CORPORATION



                              By:\s\ Joseph Rubino________
                                 Title: VP



STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Joseph Rubino__________________, Vice President___ of WESTPAC BANKING CORPORATION, a New South Wales, Austrlia__ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Patricia A. Steigerwald______
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:06/30/94___

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 43>


                              Z-LANDERBANK BANK AUSTRIA A.G.



                              By:\s\ Kevin B. McGinn______
                                 Title:Senior Vice President



                              By:\s\ Peter Scharf_________
                                 Title:AVP



STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Kevin B. McGinn _______________, Senior Vice Pres_ of Z-LANDERBANK BANK AUSTRIA A.G., an_Austrian_____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September_______, 1993.



                              \s\ Michael C. Kaiser____________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:9-30-93____

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 44>



                              Z-LANDERBANK BANK AUSTRIA A.G.



                              By:\s\ Kevin B. McGinn______
                                 Title:SVP



                              By:\s\ Peter Scharf_________
                                 Title:AVP




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Peter Scharf___________________, Ass. Vice Pres___ of Z-LANDERBANK BANK AUSTRIA A.G., an_Austrian_____ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September ______, 1993.



                              \s\ Michael C. Kaiser____________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:9-30-93____

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 45>


                              UNIT 2 VOTING PARTICIPANTS:



                              CHRISTIANA BANK



                              By:\s\ Jahn O. Roising
                                 Title:First Vice President


                              By:\s\ P.M. Dodge
                                 Title:Peter M. Dodge Vice Pres.



STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Jahn O. Roising & Peter M. Dodge, FVP & VP________ of CHRISTIANA BANK, a New York______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September_______, 1993.



                              \s\ Carole Chapman_____________
                              Notary Public, State of New York

(NOTARIAL SEAL)

                              My Commission Expires:4/30/94____

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 46>



                              THE NIPPON CREDIT BANK, LTD.


                              By:\s\ Peter Capitelli________
                                 Title: Vice President&Manager




STATE OF New York___)
                    )
COUNTY OF New York__)


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Peter Capitelli________________, Vice Pres & Mgr__ of THE NIPPON CREDIT BANK, LTD., a Japanese______ corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 28th day of
September_______, 1993.



                              \s\ Yasuko Noguchi_______________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:10-11-94___

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 47>


                              FIRST DEBENTURE TRUSTEE:



                              IBJ SCHRODER BANK & TRUST COMPANY,
                                as First Debenture Trustee



                              By:\s\ Thomas J. Bogert__________
                                 Title: Assistant Vice President



STATE OF New York___)
                    )
COUNTY OF Keregs    )


          BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Thomas J. Bogert_______________, Assistant Vice President of IBJ SCHRODER BANK & TRUST COMPANY, a Texas corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity or capacities therein stated, and as the act and deed of said corporation.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 27th day of
September, 1993.



                              \s\ Jane Shaheen_________________
                              Notary Public, State of New York_

(NOTARIAL SEAL)

                              My Commission Expires:03-30-95

                   AMENDMENT NO. 2 TO THE INTERCREDITOR
                       AND NONDISTURBANCE AGREEMENT

<PAGE 48>